UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2020
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a vote of Security Holders

At the Corporation's Annual Meeting of Shareholders held on April 22, 2020, the shareholders approved the matters described in the Corporation's definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2020, and set forth below. As of the record date for the Annual Meeting, holders of a total of 29,348,334 shares of the Corporation's Common Stock were entitled to vote on the matters considered at the Annual Meeting.

The following is a summary of the voting results for each matter submitted to a vote of shareholders at the Annual Meeting:

		For	Withheld	Broker Non-Votes
1.	Election of four Class III Directors each for a three-year term expiring in 2023:
	Roger H. Ballou	21,982,013	715,321	2,488,978
	K. Leon Moyer	21,348,000	1,349,334	2,488,978
	Natalye Paquin	21,803,431	893,903	2,488,978
	Robert C. Wonderling	21,946,525	750,809	2,488,978

	Election of one Alternate Director for a one-year term expiring in 2021:
	Suzanne Keenan	22,167,725	529,609	2,488,978

		For	Against	Abstain	Broker Non-Votes
2.	Ratification of KPMG LLP as the Corporation's independent registered public accounting firm for 2020:
		24,984,481	149,066	52,765	—
3.	Advisory vote to approve the compensation of the Corporation's named executive officers as presented in the proxy statement:
		21,871,012	579,341	246,981	2,488,978
Based upon the foregoing results; (1) each nominee for election as a Director or Alternate Director has received a plurality of the votes cast, and has been duly elected; (2) KPMG LLP has been ratified by the majority of the shareholders as the Corporation’s independent registered public accounting firm for 2020; and (3) the compensation of the named executive officers as presented in the proxy has been approved by the majority of the shareholders on an advisory basis.

Item 8.01	Other Events

On April 24, 2020, Kroll Bond Rating Agency ("KBRA") affirmed its long-term credit ratings for the Corporation and Univest Bank and Trust Co. (the "Bank") with a Stable Outlook. Specifically, KBRA affirmed the Corporation's senior unsecured debt rating of BBB+, subordinated debt rating of BBB, and short-term debt rating of K2. With regard to the Bank, KBRA affirmed the Bank's deposit rating of A-, senior unsecured debt rating of A-, subordinated debt rating of BBB+, short-term deposit and debt ratings of K2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Executive Vice President, Chief Financial Officer
Date: April 24, 2020